UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 30, 2012, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2012 Annual Meeting of Shareholders (the “Annual Meeting”), at the Hilton Rye Town, 699 Westchester Avenue, Rye Brook, New York 10573. A total of 48,300,000 shares of the Company’s common stock were entitled to vote as of April 12, 2012, the record date for the Annual Meeting. There were 41,155,751 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Election of Directors

With respect to the election of the following nominees as Class III directors of the Company to hold office for a three-year term, ending at the 2015 Annual Meeting, the shareholders voted as set forth in the table below:

	For	Withheld	Broker Non-Vote
C. Sean Day	25,020,537	355,100	15,780,114
D. Eugene Ewing	25,137,232	238,405	15,780,114

Based on the votes set forth above, Messrs. Day and Ewing were duly elected to serve as Class III directors of the Company for a three-year term, ending at the 2015 Annual Meeting.

Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)

With respect to the non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in CODI’s Proxy Statement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
24,490,251	686,819	198,567	15,780,114

Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.

Proposal 3. Ratification of Selection of Independent Auditor

The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2012 received the following votes:

For	Against	Abstain
40,541,607	484,552	129,592

Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for the 2012 fiscal year was duly ratified by the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer